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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):    July 22, 1996
                                                           ----------------


                               WFS BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               Delaware         0-23824       36-3943114
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               (State or other  (Commission   (IRS Employer
               jurisdiction of  File Number)  Identification No.)
               incorporation)



                   340 South Broadway, Wichita, Kansas 67202
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          (Address, including zip code, of principal executive office)

                                 (316) 383-8404
             -------------------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

     On July 22, 1996, WFS Bancorp, Inc., a corporation organized and existing under the laws of the State of Delaware ("WFS"), released its third quarter operating results for the nine month period ended June 30, 1996. WFS is the holding company of its wholly owned subsidiary, Wichita Federal Savings and Loan Association, which is the primary source of WFS' consolidated net income.

     For additional information, please refer to the press release attached hereto as Exhibit 99.1.


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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WFS BANCORP, INC.
                                        (Registrant)



                                      By:  /s/ Burton G. Dunlap
                                           ---------------------------------
                                           Burton G. Dunlap
                                           President and Chief Executive
                                           Officer


Date:  July 30, 1996


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                               INDEX TO EXHIBITS
                               -----------------

                                                               Sequential
Exhibit                                                         Page No.
- -------                                                        ----------

 99.1   Text of press release, dated July 22, 1996, issued by
        WFS Bancorp, Inc.........................................



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